UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 2005

                            OREGON STEEL MILLS, INC.
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             (Exact name of registrant as specified in its charter)

      DELAWARE                       1-9887                 94-0506370
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(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                  97205
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(Address of principal executive offices)                         (Zip code)

                                 (503) 223-9228
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

This summary is not intended to be a complete description of all of the compensation terms. For further information, review the Oregon Steel Mills, Inc. ("Company") Form 10-K for the year ended December 31, 2004 and proxy statement for the April 28, 2005 Annual Meeting of Stockholders.

2005 LONG-TERM INCENTIVE PLAN
On April 28, 2005, the Oregon Steel Mills, Inc. 2005 Long-Term Incentive Plan ("2005 LTIP") was approved by stockholders. Key features of the 2005 LTIP are:
[BULLET] Term of Plan: The 2005 LTIP becomes effective upon stockholder approval, and provides that no further grants under the 2005 LTIP may be made after May 31, 2010.
[BULLET] Plan Administered by Independent Committee: The 2005 LTIP will be managed by the Nominating/Corporate Governance and Compensation Committee ("Committee"), which is comprised solely of independent, non-employee directors, and the Committee has engaged an independent executive compensation consultant to advise the Committee on compensation.
[BULLET] Authorized Shares: The total number of shares of common stock available for delivery pursuant to awards under the 2005 LTIP over its entire term is 500,000, which represents approximately 1.4% of the Company's common stock outstanding as of March 31, 2005.
[BULLET] Types of Awards: The 2005 LTIP authorizes the grant of several types of stock-based awards, including performance awards, incentive stock options ("ISOs"), nonstatutory stock options ("NSOs"), stock appreciation rights ("SARs"), restricted stock awards, and other stock unit awards.
[BULLET] Minimum Vesting: The 2005 LTIP provides for certain minimum vesting requirements that must be followed, except in the case of a change in control of the Company. First, options that vest based solely upon continued employment or service may not fully vest sooner than three years after the grant date. Second, restricted stock awards and other stock unit awards that vest solely based upon continued employment or service may not vest sooner than two years after the grant date, except that awards may be approved with a restriction period of less than two years with respect to up to 50,000 shares. Finally, performance share awards, performance units, restricted stock awards and other stock unit awards that vest upon the attainment of performance goals must provide for a performance period established by the Committee.
[BULLET] No Discount Stock Options: The 2005 LTIP prohibits the grant of a stock option with an exercise price less than the fair market value of the Company's stock on the date of grant.
[BULLET] No Repricing of Stock Options: No amendments to the 2005 LTIP will permit the Company to reprice any outstanding option without the prior approval of stockholders.


2005 EXECUTIVE OFFICER LONG-TERM INCENTIVE PROGRAM
On April 28, 2005, pursuant to the 2005 LTIP, the Board approved, upon the recommendation of the Committee, the grant of performance-based equity awards ("Performance Shares") under the 2005 LTIP to executive officers of the Company as a component of their total 2005 compensation package. The awards approved on April 28, 2005 replaced the awards approved on March 1, 2005 subject to stockholder approval of the 2005 LTIP and previously disclosed. Each award is expressed as a target number of Performance Shares of the Company's common stock determined by dividing the target long-term incentive value by the 20 trading day average closing share price at the beginning of the Performance Period. For the Performance Shares granted on April 28, 2005, the Performance Period started January 1, 2005 and the 20 trading day average closing share price was $19.01. The awards previously approved on March 1, 2005 were determined based on an estimated share price.

The number of Performance Shares, if any, actually earned by the grantee under an award will be based upon the performance of the Company over a three-year performance period (the "Performance Period") beginning January 1, 2005 and ending December 31, 2007. Depending upon the Company's performance with reference to the performance categories described below, a grantee ultimately may earn from zero to two times the target number of Performance Shares granted.

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The performance categories used to determine how many Performance Shares ultimately will be earned are (1) the Company's total shareholder return ("TSR"), defined as stock price appreciation including reinvestment of dividends, during the Performance Period relative to the TSR during that same period of the selected industry peer group, and (2) the three-year average earnings before interest, taxes, depreciation and amortization ("EBITDA") per ton of steel shipped. One half of the total target number of Performance Shares awarded may be earned based on the relative TSR performance and the other half may be earned based on the EBITDA per ton of steel shipped performance. For each performance category, performance levels have been set that will earn threshold (.25 times), target (1 times) and superior (2 times) the target payouts. If the threshold performance level is not achieved in a category as of the end of the award's Performance Period, then none of the Performance Shares tied to that category would be earned. If at least the threshold is achieved in a category, then Performance Shares will be earned in an amount equal to the number of the award's target shares tied to that category, multiplied by a percentage determined by a straight-line interpolation between the level of the Company's performance in that category and the above-stated payout percentages. Earned awards will be paid 60% in cash and 40% in Company stock.

Grants of a total of 101,000 Performance Shares were awarded on April 28, 2005, subject to the results of the performance criteria for the three-year Performance Period 2005 through 2007. Among the recipients of the awards were the following named executive officers for 2005 and their corresponding target award: James E. Declusin, President and Chief Executive Officer (31,562 Performance Shares); L. Ray Adams, Vice President Finance, Chief Financial Officer and Treasurer (15,781 Performance Shares); Jennifer R. Murray, Vice President Administration and Corporate Secretary, (3,945 Performance Shares) and Robert A. Simon, Vice President and General Manager RMSM (5,260 Performance Shares).


2005 DIRECTORS' EQUITY COMPENSATION
As a result of stockholder approval of the 2005 LTIP, the Non-employee Directors' Equity Compensation Program approved by the Board of Directors March 1, 2005, became effective and the Non-employee Directors' Stock Option Plan was discontinued. Under this program, a new non-employee director will be granted $30,000 (dollar denominated) in restricted Company common stock, vesting in equal parts over three years, upon initial election or appointment to the Board, and on the date of the Annual Meeting of Stockholders all non-employee directors will receive an annual grant of $25,000 (dollar-denominated) in restricted Company common stock, vesting in equal parts over three years.

On April 28, 2005, pursuant to the Non-employee Directors' Equity Program, grants of a total of 12,976 shares of restricted Company common stock were awarded, specifically a grant of 1,622 restricted shares to each of the following Directors: Harry Demorest, William Kinnune, Carl Neun, David Parkinson, Stephen Reynolds, William Swindells, Frank Walker, and Brett Wilcox. The grants were determined based on a $25,000 annual grant value, divided by $15.41, the Fair Market Value of the shares on the grant date, as defined by the 2005 LTIP (the average of the highest and lowest sale prices of the Company's common stock on the New York Stock Exchange).

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 28, 2005, the Board approved, upon the recommendation of the Compensation Committee, and effective immediately, an amendment to the Bylaws related to officers. Article 4.1 of the Bylaws was amended such that one of the officers of the Company must be the Chief Financial Officer. Article 4.2.3 was amended to say, "In the event the President is absent or disabled, the Board of Directors shall promptly meet to confer the title, powers and duties of the President on another officer or officers. Until the Board of Directors takes such action, the Chief Financial Officer shall exercise all power and perform all the duties of the President." Previously, Article 4.2.3 stated that the Vice Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the office is vacant.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

EXHIBIT
NUMBER         DESCRIPTION

3.1 Article 4 of the Company's Bylaws (as amended and restated on April 28, 2005).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



Date:     May 4, 2005                   By:  /s/ Jeff S. Stewart
      -------------------------            --------------------------------
                                             Jeff S. Stewart
                                             Corporate Controller
                                             (Principal Accounting Officer)